Exhibit 21

SUBSIDIARIES OF MANPOWER INC.

Corporation Name	Incorporated in State / Country of
Huntsville Service Contractors, Inc.	Alabama
Benefits S.A.	Argentina
Cotecsud S.A.S.E.	Argentina
Rural Power S.A.	Argentina
Empower Corporate Research Pty. Ltd.	Australia
Compower Pty. Limited	Australia
ICV International Pty. Ltd.	Australia
Intellectual Capital Pty. Ltd.	Australia
Manpower Services (Australia) Pty. Ltd.	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
ORMS Group APS Pty Limited	Australia
Polson Pty. Ltd.	Australia
Workforce (Vic) Pty. Limited	Australia
Right from Home Pty. Ltd.	Australia
Right Management Consultants (NSW) Pty. Ltd.	Australia
Right Management Consultants (QLD) Pty. Ltd.	Australia
Right Mangement Consultants Holdings Pty. Ltd.	Australia
Right Mangement Consultants International Pty. Ltd.	Australia
Right Mangement Consultants Pty. Ltd.	Australia
Manpower No. 10 Pty. Ltd.	Australia
Manpower No. 11 Pty. Ltd.	Australia
Manpower No. 12 Pty. Ltd.	Australia
Manpower No. 13 Pty. Ltd.	Australia
Manpower No. 14 Pty. Ltd.	Australia
Manpower No. 15 Pty. Ltd.	Australia
Human Power Projects GmbH	Austria
Manpower GmbH	Austria
Manpower Holding GmbH	Austria
Manpower Unternehmens und Personalberatungs GmbH	Austria
MTW Personaldienstleistungen GmbH	Austria
Elan IT Resource S.A.	Belgium
Mulitskill S.A.	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Alternative International (Holdings) SA	Belgium
Coutts Alternative SA	Belgium
Curriculum Plus NV	Belgium
Right Consulting Belgium	Belgium
Right Management Consultants (Belgium) SA	Belgium
Coutts Consulting	Belgium
Empower-BCI Europe	Belgium
Right Management Consultants LP	Bermuda
Manpower Brasil Ltda.	Brazil
Manpower Professional Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right de Brasil Ltda.	Brazil
Manpower/V-TRAC International, Ltd.	British Virgin Islands
AMFO Members Insurance Company, Ltd.	Cayman Islands
Jefferson Wells International (Canada), Inc.	Canada
Manpower Services Canada Limited	Canada
Coutts Consulting Canada Inc.	Canada
Murray Axmith & Associates Limited	Canada
Right Management Consultants Canada	Canada
CEL Management Consultancy (Shanghai) Co. Ltd	China

Manpower Business Consulting (Shanghai) Co. Ltd.	China
Manpower & Standard Human Resources (Shanghai) Co. Ltd.	China
Manpower de Columbia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Republique Tcheque	Czech Republic
Ambridge Group, Inc.	Delaware
Ironwood Capital Corporation	Delaware
Jefferson Wells International, Inc.	Delaware
Manpower CIS Inc.	Delaware
Manpower Franchises, LLC	Delaware
Manpower Holdings, Inc.	Delaware
Manpower International, Inc.	Delaware
Right License Holdings, LLC	Delaware
U.S. Caden Corporation	Delaware
Elan Computing A/S	Denmark
Empower A/S	Denmark
INGroup Denmark Aps	Denmark
Manpower Europe Holdings Aps	Denmark
Manpower A/S (Denmark)	Denmark
Manpower Facilities Management A/S	Denmark
Contact Center Denmark	Denmark
Right Kjaer & Kerulf A/S	Denmark
Right Search and Selection Denmark A/S	Denmark
Sinova International Holding A/S	Denmark
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower EESTI OÜ	Estonia
Elan IT Resource OY	Finland
Manpower Contract Center Oy	Finland
Manpower Facility Management OY	Finland
Manpower OY	Finland
INGroup Finland OY	Finland
The Empower Group OY	Finland
Alisia SARL	France
Manpower France Holding SAS	France
Elan I.T. Resource SARL	France
Right Management Consultants SA	France
Manpower Ocean Indien	France
Solertis	France
Coutts Consultants France SA	France
Manpower France SAS	France
Supplay S.A.	France
Manpower Guadalupe	Guadalupe
Adservice GmbH	Germany
Ambridge Group GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
Consulting by Manpower GmbH	Germany
Elan Computing (Deutschland) GmbH	Germany
Elan IT ReSource GmbH	Germany
Elan Telecommunications GmbH	Germany
Engineering by Manpower GmbH	Germany
Manpower Deutschland GmbH	Germany
Alternative Management Consultants GmbH	Germany
Right Coutts (Deutschland) GMBH	Germany
AviationPower GmbH	Germany
Manpower Finance - Personaldienstleistungen GmbH	Germany
Manpower GmbH Personaldienstleistungen	Germany
Project Support by Manpower GmbH	Germany
PSA by Manpower GmbH	Germany

Manpower Team S.A.	Greece
Project Solutions S.A.	Greece
Manpower, S.A.	Guatemala
Manpower Guadeloupe	Guadeloupe
Manpower Honduras, S.A.	Honduras
Center for Effective Leadership (HK) Ltd.	Hong Kong
Elan Computing (Asia) Limited	Hong Kong
Manpower Services (Hong Kong) Limited	Hong Kong
Standard Management Consulting Limited	Hong Kong
Right Management Consultants Ltd (Hong Kong)	Hong Kong
Manpower Munkaero Szervezesi KFT	Hungary
Right Management Consultants of Illinois	Illinois
Manpower Services India Pvt. Ltd.	India
Elan Recruitment Limited	Ireland
Manpower (Ireland) Group Limited	Ireland
Right Management Consultants Ireland Ltd.	Ireland
Right Transition Ltd.	Ireland
The Skills Group Contract Services Limited	Ireland
The Skills Group Financial Services Limited	Ireland
The Skills Group International Limited	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Ltd.	Israel
Hahaklai Ltd.	Israel
Career – Management of Housing for Elderly Ltd.	Israel
Career Harmony, Ltd	Israel
M.I.T. (Manpower Information Technology) Ltd.	Israel
M.P.H. Holdings Ltd.	Israel
Manpower Israel Holdings (1999) Limited	Israel
Manpower (Israel) Ltd.	Israel
Manpower Miluot Ltd.	Israel
Nativ 2 Ltd.	Israel
S.T.M Technologies Ltd.	Israel
Telepower	Israel
Unison Engineering Projects Ltd.	Israel
Brook Street S.P.A. Selection and Recruiting	Italy
Brook Street S.P.A. Temporary Services	Italy
Elan IT Resource Italia Srl	Italy
Manpower Consulting S.P.A.	Italy
Manpower S.P.A.	Italy
Manpower Formazione Spa	Italy
Right Management Consultants (Italy) SRL	Italy
Manpower Italia S.r.l.	Italy
Manpower Management S.P.A.	Italy
Adgrams, Inc.	Japan
I.P.C. Corporation	Japan
JobSearchpower Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
Manpower Japan Co. Limited	Japan
Mates Co. Ltd.	Japan
Right Management Consultants Japan Inc.	Japan
Skillpartner Co. Ltd.	Japan
Career Aid Power Co. Ltd	Japan
Jordanian American Manpower Company, W.L.L.	Jordan
Manpower Korea, Inc.	Korea
Manpower Professional Services, Inc.	Korea
Right Management Consultants Korea Co. Ltd.	Korea
Aide Temporaire SARL	Luxembourg
Right Management Consultants (Luxembourg) SA	Luxembourg

Right Management Consultants (Luxembourg) SarL	Luxembourg
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Techpower Consulting Sdn Bhd	Malaysia
Right Management Consultants International Pty. Ltd.	Malaysia
Manpower Antilles	Martinique
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S.A. de C.V.	Mexico
Manpower Mensajeria, S.A. de C.V.	Mexico
Manpower S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico
The Empower Group, S.A. de C.V.	Mexico
Headpower,S.A.de C.V.	Mexico
Manpower Monaco SAM	Monaco
Societe Marocaine De Travail Temporaire	Morocco
Elan Computing (Netherlands) B.V.	Netherlands
Ambridge International B.V.	Netherlands
Manpower Consultancy B.V.	Netherlands
Manpower Direkt B.V.	Netherlands
Manpower Management B.V.	Netherlands
Manpower Nederland B.V.	Netherlands
Manpower Services B.V.	Netherlands
Manpower Special Staffing B.V.	Netherlands
Manpower Uitzendorganisatie B.V.	Netherlands
Mobilans B.V.	Netherlands
Assessment & Development Consult Arnheim BV	Netherlands
Assessment & Development Consult Gouda BV	Netherlands
Assessment & Development Consult Holding BV	Netherlands
Coutts Alternative (Nederland) BV	Netherlands
Coutts Consulting (Nederland) BV	Netherlands
Coutts Outplacement Nederland BV	Netherlands
Multi-Consulting Loopbaanadvies Outplacement BV	Netherlands
Right Nederland BV	Netherlands
Syntelligence Beheer BV	Netherlands
Syntelligence BV	Netherlands
Performance Improvement Network BV	Netherlands
Ultraflex B.V.	Netherlands
Ultrasearch B.V.	Netherlands
Manpower Nouvelle Caledonie	New Caledonia
Brecker & Merryman, Inc.	New York
Manpower Incorporated of New York	New York
Manpower Services (New Zealand) Ltd.	New Zealand
Right Management Consultants Ltd. (New Zealand)	New Zealand
Manpower Nicaruagua S.A.	Nicaragua
Bankpower A/S	Norway
Elan IT Resource A/S	Norway
Framnaes Installajon A/S	Norway
INGroup Norway A/S	Norway
Manpower A/S	Norway
Manpower Contact Center AS	Norway
Manpower Facility Management A/S	Norway
Manpower Norway Holdings	Norway
Quality People A/S	Norway
Raadhuset Rekruttering & Utuelgelse AS	Norway
Raadhuset Rogaland	Norway
Right Management Consultants Norway A/S	Norway
Right Search and Selection Norway A/S	Norway
Techpower A/S	Norway

The Empower Group A/S	Norway
Tri County Business Services, Inc.	Ohio
Manpower Panama, S.A.	Panama
Temporales Panama, S.A.	Panama
Manpower Paraguay	Paraguay
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Consultants, Inc.	Pennsylvania
Manpower Outsourcing Services Inc.	Philippines
Prime Manpower Resources Development, Inc.	Philippines
Manpower Polska SP. ZO. O	Poland
Manpower Reunion	Reunion
Manpower Romania SRL	Romania
Bowker Consultants Pte. Ltd.	Singapore
Center for Effective Leadership (Asia) Pte. Ltd.	Singapore
Highly Effective Youth (Asia) Pte. Ltd.	Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
The Empower Group (Asia) Ltd.	Singapore
Right Management Consultants International Pty. Ltd.	Singapore
Manpower Slovakia	Slovakia
Apel Servis d.o.o.	Slovenia
Manpower S.A. (Pty) Ltd.	South Africa
Vuya Manpower (Pty) Limited	South Africa
Vuya Manpower Contact Centre Solutions (Pty) Ltd.	South Africa
By Manpower S.L.U.	Spain
Elan IT Resource S.L.U.	Spain
Link Externalizacion de Servicios, S.L.U.	Spain
Manpower Team E.T.T., S.A.U.	Spain
Right Management Consultants Iberia, S.L.	Spain
MZTK Chefsrekrytering AB	Sweden
Elan IT Resources AB	Sweden
Empower Solutions AB	Sweden
INGroup Administration AB	Sweden
INGroup Företagsservice AB	Sweden
INGroup Förvaltning AB	Sweden
INGroup Support AB	Sweden
Right Management Consultants AB	Sweden
Right Health Partners AB	Sweden
Manpower JKW AB	Sweden
Manpower AB	Sweden
Manpower Boservice AB	Sweden
Manpower Care AB	Sweden
Manpower Contact Center AB	Sweden
Manpower Construction AB	Sweden
Manpower Facility Management AB	Sweden
Manpower Industrieservice	Sweden
Manpower Security AB	Sweden
Manpower Servicenter AB	Sweden
Manpower Sverige AB	Sweden
Mariedals Byggtjanst	Sweden
The Empower Group AB	Sweden
Nordea Bemanning AB	Sweden
Right Search & Selection Sweden AB	Sweden
Right Sinova AB	Sweden
Right Sinova Sweden AB	Sweden
Manpower Solutions INgroup Holding AB	Sweden
Manpower Solutions INgroup Sweden AB	Sweden
Manpower Solutions INgroup Contact Center AB	Sweden
Allegra Finanz AG	Switzerland

Elan Computing (Schweiz) AG, Zurich	Switzerland
M.S.A.	Switzerland
Manpower AG	Switzerland
Manpower Holding AG	Switzerland
Manpower HR Management S.A.	Switzerland
Worklink AG	Switzerland
Elan Telecommunications GmbH	Switzerland
Ambridge Professional Services GmbH	Switzerland
Right Coutts (Schweiz) AG	Switzerland
MRC Consulting AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Manpower Recruitment Solutions Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower (Pathumwan) Professional Services Co. Ltd.	Thailand
Manpower Tunisie	Tunisia
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
Bafin (UK) Limited	United Kingdom
Bafin Holdings	United Kingdom
Bafin Services Limited	United Kingdom
Brook Street Bureau PLC	United Kingdom
Brook Street (UK) Limited	United Kingdom
BS Project Services Limited	United Kingdom
Challoners Limited	United Kingdom
The Empower Group (UK) Limited	United Kingdom
DP Support Services Limited	United Kingdom
Elan Computing Limited	United Kingdom
Elan Group Limited	United Kingdom
Elan Resource Support Services Limited	United Kingdom
Elan Telecommunications Group Ltd.	United Kingdom
Elan Telecommunications Ltd	United Kingdom
Ferribush Limited	United Kingdom
Girlpower Limited	United Kingdom
Manpower (UK) Limited	United Kingdom
Manpower Contract Services Limited	United Kingdom
Manpower Holdings Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Public Limited Company	United Kingdom
Manpower Services Ltd.	United Kingdom
Nicholas Andrews Limited	United Kingdom
Overdrive Limited	United Kingdom
Psyconsult International Limited	United Kingdom
Salespower Limited	United Kingdom
Screenactive Ltd.	United Kingdom
SHL Group PLC	United Kingdom
Temp Finance & Accounting Service Limited	United Kingdom
Elan Telecommunications Group Ltd.	United Kingdom
The Empower Group Ltd.	United Kingdom
The Trotman Group Ltd.	United Kingdom
Trotman & Company Ltd.	United Kingdom
Working Links Ltd.	United Kingdom
Alternative International Limited	United Kingdom
Atlas Group Holdings Limited	United Kingdom
Coutts Career Consultants Limited	United Kingdom
Coutts Holdings Limited	United Kingdom
Coutts Outplacement International Limited	United Kingdom
Right Associates Ltd.	United Kingdom
Right Corecare Limited	United Kingdom

Right Coutts Consulting Limited	United Kingdom
Right Coutts Limited	United Kingdom
Right Management Consultants Limited	United Kingdom
CSCB Ltd.	United Kingdom
Winkfield Place Ltd.	United Kingdom
Jefferson Wells, Ltd	United Kingdom
Aris Sociedad Anonima	Uruguay
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Right Associates Government Services, Inc.	Virginia
Manpower Nominees Inc.	Wisconsin
Manpower of Indiana Limited Partnership	Wisconsin
Manpower of Texas Limited Partnership	Wisconsin
Manpower Professional Services, Inc.	Wisconsin
Manpower Texas Holdings LLC	Wisconsin
Resource Consulting Group, Inc.	Wisconsin
Signature Graphics of Milwaukee, Inc.	Wisconsin